Financial Income and Expenses (Details) - Schedule of financial expenses - PEN (S/) S/ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Interest expense on:
- Bank loans	[1]	S/ 56,534	S/ 63,435	S/ 78,293
- Bonds		36,830	26,771	26,113
- Loans from third parties		12,642	12,612	14,162
- Right-of-use		3,982	4,259	5,472
- Financial lease		862	1,187	2,042
Commissions and collaterals		24,263	28,083	25,492
Interests from Tax Administration		14,236	4,827	6,222
Loss for present value of financial asset or financial liability	[2]	53,757	4,552	41,131
Update of fair value of financial liability	[3]	12,402
Exchange difference loss, net		47,211	3,766	32,570
Derivative financial instruments			64	92
Other financial expenses		1,099	1,686	7,349
Less capitalized interest		(1,244)	(4,887)	(7,229)
Financial income expenses		S/ 262,574	S/ 146,355	S/ 231,709

[1]	In 2021, the variation in interest corresponds mainly to Inversiones en Autopistas S.A. which decreased by S/4.5 million due to the loan with BCI Peru (Nota 18-d) and AENZA S.A.A, which decreased by S/4.8 million due to the cancellation of the debt with CS Peru Infrastructure Holdings LLC (Note 18 a-iii); on the other hand, Cumbra Peru increased by S/5 million for various promissory notes.
[2]	In 2021, the increase is mainly generated by the effect of the present value of the account receivable from Gasoducto Sur Peruano S.A. for S/32.6 million (Note 12), due to the variation of the discount rate applied, which increased from 1.65% to 2.73%. Additionally, increase by the effect of the present value of the account payable according to the Acta de Acuerdo Preparatorio de Colaboración y Beneficios – “The Agreement” for S/17 million (Note 1-d).
[3]	In 2021, the increase corresponds entirely to Inversiones en Autopistas S.A. for the recognition of the fair value of the loan with BCI Peru (Note 18-d).